UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6I(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

22nd Century Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

500 Seneca Street, Suite 507, Buffalo, New York 14204
Notice of 2023 Special Meeting of Stockholders and Proxy Statement

TO THE HOLDERS OF COMMON STOCK:
PLEASE TAKE NOTICE that a Special Meeting of stockholders of 22nd Century Group, Inc. (the “Company”) will be held at [TDB] on Monday, October 16, 2023, beginning at 10:00 A.M, Eastern Time.
The meeting will be held for the following purposes:
1.
To approve the price adjustment provisions in the Warrants dated July 10, 2023, pursuant to Rule 5635(d) of the Nasdaq Stock Market (Proposal 1).

2.
To approve the price adjustment provisions in the Warrants dated July 20, 2023, pursuant to Rule 5635(d) of the Nasdaq Stock Market (Proposal 2).

3.
To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from thirty-three million, three hundred thirty-three thousand and three hundred thirty four (33,333,334) shares to sixty-six million, six hundred sixty-six thousand sixty hundred sixty-seven (66,666,667) (Proposal 3).

4.
To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposals 1, 2 or 3.

The stockholders of record at the close of business on August 25, 2023, 2023 will be entitled to vote at the Special Meeting.
By Order of the Board of Directors,
Peter Ferola
Chief Legal Officer and Corporate Secretary
Dated: August 29, 2023
MEETING INFORMATION:
DATE:	Monday, October 16, 2023
TIME:	10:00 A.M., Eastern Time
PLACE:	The meeting will be held at [TBD].
HOW TO VOTE:
Your vote is important. You are eligible to vote if you were a stockholder of record at the close of business on August 25, 2023.
BY INTERNET www.proxyvote.com
BY PHONE Call 1.800.690.6903
BY MAIL Complete, sign and return by free post
IN PERSON Attend the Special Meeting

Frequently Asked Questions Regarding Special Meeting Procedures	1
Proposal One: Approval of the price adjustment provisions in the Warrants dated July 10, 2023, pursuant to Rule 5635(d) of the Nasdaq Stock Market	5
Proposal Two: Approval of the price adjustment provisions in the Warrants dated July 20, 2023, pursuant to Rule 5635(d) of the Nasdaq Stock Market	8
Proposal Three: Approval of an Increase in the Number of Shares of Authorized Common Stock from Thirty-Three Million Three Hundred Thirty Three Thousand and Three Hundred Thirty Four (33,333,334) to sixty-six million, six hundred sixty-six thousand sixty hundred sixty-seven (66,666,667)	11
Proposal Four: The adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposals 1, 2 or 3	13
Beneficial Ownership	14
Stockholder Proposals for the 2024 Annual Meeting of Stockholders and Communications with the Board of Directors	15
Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting to be Held on October 16, 2023	15
Other Matters	15

FREQUENTLY ASKED QUESTIONS REGARDING SPECIAL MEETING PROCEDURES
Q: Why did I receive these materials?

The Board of Directors of 22nd Century Group, Inc. is soliciting proxies for the 2023 Special Meeting of Stockholders (Special Meeting) to be held on October 16, 2023 in person. You are receiving a proxy statement because you owned shares of our common stock on August 25, 2023, and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy materials include this proxy statement for the Special Meeting and a proxy card or voting instruction form for the Special Meeting.

Q: What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Special Meeting, the approval of the price adjustment provisions in the Warrants dated July 10, 2023 and July 20, 2023, respectively, pursuant to Rule 5635(d) of the Nasdaq Stock Market (Proposals 1 and 2), the approval of an increase in the number of shares of authorized common stock from thirty-three million three hundred thirty-three thousand and three hundred thirty four (33,333,334) to sixty-six million, six hundred sixty-six thousand sixty hundred sixty-seven (66,666,667) (Proposal 3) and the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposals 1, 2 or 3 (Proposal 4).

Q: Who is entitled to vote at the meeting?

Holders of common stock as of the close of business on the record date, August 25, 2023, will receive notice of, and be eligible to vote at, the Special Meeting and at any adjournment or postponement of the Special Meeting. At the close of business on the record date, we had outstanding and entitled to vote a total of 21,078,656 shares of common stock.

Q: How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Q: Who can attend the meeting?

Only persons with evidence of stock ownership as of the record date or who are invited guests of the Company, as determined by the Chairman of the Board or the executive officers of the Company, may attend and be admitted to the Special Meeting of the stockholders. Stockholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a stockholder’s shares are registered in the name of a broker, trust, bank or other nominee, the stockholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the stockholder was a beneficial owner of shares of common stock of the Company as of the record date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.
Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

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Q: What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one-third (33.33%) of the voting power of common stock issued and outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

Q: How do I vote if I am a stockholder of record?

If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. We urge you to vote by proxy even if you plan to attend the Special Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting, you may vote at the meeting and your proxy will not be counted. Our Board of Directors has designated Peter Ferola, General Counsel and
Jonathan Staffeldt, Vice President and Deputy General Counsel, and each or any of them or their designees, as proxies to vote the shares of common stock solicited on its behalf. You can vote by proxy by any of the following methods.
Voting by Telephone or Internet. If you are a stockholder of record, you may vote by proxy by telephone or internet. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. EDT on October 13, 2023. Please see the proxy card for instructions on how to vote by telephone or internet.
Voting by Proxy Card. Each stockholder receiving proxy materials by mail may vote by proxy using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

Q: How do I vote if I hold my shares in “street name”?

If you hold your shares in “street name,” we have supplied copies of our proxy materials for the 2023 Special Meeting of Stockholders to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. You must either direct the broker, trust, bank or other nominee as to how to vote your shares, or obtain a proxy from the bank, broker or other nominee to vote at the meeting. Please refer to the voter instruction cards used by your broker, trust, bank or other nominee for specific instructions on methods of voting, including by telephone or using the internet.

Q: Can I change my vote?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a stockholder of record, you may do this by: (i) signing and submitting a new proxy card with a later date; (ii) by voting by telephone, or by using the Internet—either of which must be completed by 11:59 p.m. Eastern Time on October 13, 2023 (when your latest telephone or Internet proxy is counted); or (iii) by attending the meeting and voting by ballot. Attending the meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm, you must contact that bank or firm directly to revoke any prior voting instructions.

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Q: How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means.
The Board of Directors has also retained Morrow Sodali as proxy solicitor. Proxy solicitation fees related to this engagement include a $7,500 retainer plus costs and disbursements incurred by the firm.
We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

Q: Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

Q: What vote is required to approve each item?

The approval of the Proposals 1 and 2 require the number of votes cast in favor of the proposal to exceed the number of votes cast in opposition of the proposal. The approval of the Proposal 3, amendment to our Articles of Incorporation to increase the authorized number of shares of common stock, requires the affirmative vote of the majority of the outstanding shares of our common stock.

Q: How are votes counted?

You may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention is not considered a vote cast, and, therefore, are not counted and will not impact the outcome of the vote on any proposal other than Proposal 3, the approval of the amendment to our Articles of Incorporation to increase the authorized number of shares of common stock.
If you hold your shares in “street name,” the Company has supplied copies of its proxy materials for its 2023 Special Meeting of stockholders to the broker, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, bank or other nominee that has not received voting instructions from you may not vote on any proposal other than on Proposal 3, the approval of the amendment to our Articles of Incorporation to increase the authorized number of shares of common stock and Proposal 4, the adjournment proposal. These “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum but will not be considered in determining the number of votes necessary for approval of any of the proposals. Your broker, bank or other nominee is permitted to vote your shares on the approval of the amendment to our Articles of Incorporation to increase the authorized number of shares of common stock and the adjournment proposal without receiving voting instructions from you.

Q: What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your

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shares applicable to each proxy card and voting instruction card that you receive.
The SEC’s rules permit us to deliver a single set of Special Meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one notice, proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date.
We agree to deliver promptly, upon written or oral request, a separate copy of the notice or Special Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements and annual reports for your household, please contact the Company at (716) 270-1523 or through www.xxiicentury.com/contact.

Q: Where can I find the voting results of the Special Meeting?

The Company will announce the preliminary voting results at the Special Meeting and release the final results in a Form 8-K within four business days following the Special Meeting.

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PROPOSAL ONE: APPROVAL OF THE PRICE ADJUSTMENT PROVISIONS IN THE WARRANTS DATED JULY 10, 2023, PURSUANT TO RULE 5635(D) OF THE NASDAQ STOCK MARKET
The board of directors has approved and recommends to the stockholders a proposal to approve the price adjustment provisions in the Warrants dated July 10, 2023, pursuant to the terms of the Securities Purchase Agreement No. 1 (defined below) and Rule 5635(d) of the Nasdaq Stock Market for the potential issuance of more than 19.99% of our outstanding common stock (if combined with other offerings) at below the Minimum Price under Nasdaq rules.
Overview
As previously disclosed on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission, or SEC, on July 7, 2023, the Company and certain investors entered into a securities purchase agreement (the “Securities Purchase Agreement No. 1”) on July 6, 2023 relating to the issuance and sale of shares of common stock and warrants pursuant to a registered direct offering. The investors purchased approximately $3.0 million of shares and warrants, consisting of an aggregate of 778,634 shares of common stock and 1,557,268 warrants (the “Warrants dated July 10, 2023”) to purchase an equal number of shares, at a purchase price of $3.80 per unit. A copy of the Securities Purchase Agreement No. 1 and the Warrants dated July 10, 2023 are attached as exhibits to the Company’s Form 8-K filed with the SEC on July 7, 2023.
The warrants are exercisable six months after issuance at an exercise price of $3.80 per share of common stock and expire on the later of January 10, 2029 and the date Stockholder Approval #1 (as defined below) is obtained. In addition, the holders of Warrants dated July 10, 2023 subsequently agreed not to exercise such warrants until after Stockholder Approval #1 is obtained in exchange for a right of participation in future equity or equity linked offerings by the Company until July 2024.
The Warrants dated July 10, 2023 are subject to adjustment in certain circumstances, including, if the Stockholder Approval #1 is obtained, upon any subsequent equity sales at a price per share lower than the then effective exercise price of such Warrants dated July 10, 2023, then such exercise price shall be lowered to such price at which the shares were offered. Section 3(b) of the Warrants dated July 10, 2023 provides as follows:

b)
Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding but following the receipt of the Stockholder Approvals, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under

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this Section 3(b) in respect of an Exempt Issuance and no adjustment shall be made, paid or issued under this Section 3(b) unless and until the required Stockholder Approval is obtained. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised; provided; however that the foregoing shall not apply to an “at-the-market” offering program or similar offering facility unless and until the Company actually sells shares under such program at a price per share less than the Exercise Price then in effect. For avoidance of doubt, (i) no adjustment shall be made, paid or issued under this Section 3(b) unless and until the required Stockholder Approval is obtained and (ii) if any Dilutive Issuance is consummated prior to the receipt of such Stockholder Approvals, and the Stockholder Approvals are received thereafter, such Dilutive Issuance will have the same effect as if consummated after the receipt of such Stockholder Approvals and the Exercise Price shall be reduced to the corresponding Base Share Price in such instance. In no event shall any Warrant Shares be issued to the extent such issuance would cause a violation of applicable NASDAQ rules.

As a result, if this Proposal 1 is approved, the exercise price on the 1,557,268 Warrants dated July 10, 2023 would be automatically adjusted from $3.80 per share of common stock to $2.42 per share of common stock to match the exercise price of the Warrants dated July 20, 2023 issued in connection with offering described in Proposal 2 and potentially lower if any Dilutive Issuances are completed in the future.
Reasons for Stockholder Approval
The Securities Purchase Agreement No. 1 provides that the Company will use commercially reasonable efforts to hold a special meeting of stockholders to have stockholders approve (i) a proposal allowing for the price adjustment provisions in the Warrants dated July 10, 2023 to be approved pursuant to applicable Nasdaq rules and (ii) a proposal to amend the Company’s charter to increase the number of shares of common stock authorized for issuance ((i) and (ii) collectively, “Stockholder Approval #1).
Our common stock is listed on the Nasdaq Capital Market under the symbol “XXII,” and we are subject to the Nasdaq listing standards and rules. Under Rule 5635(d) of the Nasdaq Stock Market, stockholder approval is required in connection with a transaction, other than a public offering, at a price below the Minimum Price (as defined under Nasdaq rules) involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. Section 3(b) of the Warrants dated July 10, 2023 would result in shares of common stock being potentially issued at a price below the Minimum Price and if this offering were combined with other offerings, it is possible that Section 3(b) of the Warrants dated July 10, 2023 would violate Rule 5635(d) without approval of our stockholders.
Use of Proceeds
The Company intends to use the net proceeds, if any, from any Warrant dated July 10, 2023 cash exercise for the continued commercial expansion of its VLN® reduced nicotine content tobacco cigarettes in additional markets, working capital related to its commercial activities and general corporate purposes.

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Possible Effects of the Proposal
If the stockholders do not approve this Proposal 1 and Proposal 3, then the Warrants dated July 10, 2023 will not be exercisable and the exercise price of such warrants will not change. However, The Company, as provided in the Securities Purchase Agreement No. 1 will also be obligated to incur additional management resources and expenses to call and hold a meeting every six months thereafter to seek such stockholder approval until the date Stockholder Approval #1 is obtained. Additionally, the failure to obtain Stockholder Approval #1 may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings.
If the stockholders approve this Proposal 1 and Proposal 3, the Warrants dated July 10, 2023 will be exercisable at any time on or after January 10, 2024 and on or before January 10, 2029 subject to a reduced exercise price of $2.42 (and potentially lower), which could result in substantial dilution to our stockholders.

Our Board of Directors recommends that the stockholders vote “FOR” Proposal 1 to approve the price adjustment provisions in the Warrants dated July 10, 2023, pursuant to Rule 5635(d) of the Nasdaq Stock Market.

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PROPOSAL TWO: APPROVAL OF THE PRICE ADJUSTMENT PROVISIONS IN THE WARRANTS DATED JULY 20, 2023, PURSUANT TO RULE 5635(D) OF THE NASDAQ STOCK MARKET
The board of directors has approved and recommends to the stockholders a proposal to approve the price adjustment provisions in the Warrants dated July 10, 2023, pursuant to the terms of the Securities Purchase Agreement No. 2 (defined below) and Rule 5635(d) of the Nasdaq Stock Market for the potential issuance of more than 19.99% of our outstanding common stock at below the Minimum Price under Nasdaq rules.
General
As previously disclosed on a current report on Form 8-K filed with SEC on July 24, 2023, the Company and certain investors entered into a securities purchase agreement (the “Securities Purchase Agreement No. 2”) on July 19, 2023 relating to the issuance and sale of shares of common stock and warrants pursuant to a registered direct offering. The investors purchased approximately $11.7 million of shares and warrants, consisting of an aggregate of 4,373,219 shares of common stock and 8,746,438 warrants (the “Warrants dated July 20, 2023”) to purchase an equal number of shares, at a purchase price of $2.67 per unit. A copy of the Securities Purchase Agreement No. 2 and the Warrants dated July 20, 2023 are attached as exhibits to the Company’s Form 8-K filed with the SEC on July 24, 2023.
The Warrants dated July 20, 2023 are exercisable immediately at an exercise price of $2.42 per share of common stock and expire on the later of five years after issuance and the date Stockholder Approval #2 (as defined below) is obtained.
The Warrants dated July 20, 2023 are subject to adjustment in certain circumstances, including, if the Stockholder Approval 2 is obtained, upon any subsequent equity sales at a price per share lower than the then effective exercise price of such Warrants dated July 20, 2023, then such exercise price shall be lowered to such price at which the shares were offered. Section 3(b) of the Warrants dated July 20, 2023 provides as follows:

b)
Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding but following the receipt of the Stockholder Approvals, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance and no adjustment shall be made, paid or issued under this Section 3(b) unless and until the required Stockholder Approval is obtained. The Company shall notify the Holder, in writing,

2023 PROXY STATEMENT | 8

no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised; provided; however that the foregoing shall not apply to an “at-the-market” offering program or similar offering facility unless and until the Company actually sells shares under such program at a price per share less than the Exercise Price then in effect. For avoidance of doubt, (i) no adjustment shall be made, paid or issued under this Section 3(b) unless and until the required Stockholder Approval is obtained and (ii) if any Dilutive Issuance is consummated prior to the receipt of such Stockholder Approvals, and the Stockholder Approvals are received thereafter, such Dilutive Issuance will have the same effect as if consummated after the receipt of such Stockholder Approvals and the Exercise Price shall be reduced to the corresponding Base Share Price in such instance. In no event shall any Warrant Shares be issued to the extent such issuance would cause a violation of applicable NASDAQ rules.

Reasons for Stockholder Approval
The Securities Purchase Agreement No. 2 provides that the Company will use commercially reasonable efforts to hold a special meeting of stockholders to have stockholders approve (i) a proposal allowing for the price adjustment provisions in the Warrants dated July 20, 2023 to be approved pursuant to applicable Nasdaq rules and (ii) a proposal to amend the Company’s charter to increase the number of shares of common stock authorized for issuance ((i) and (ii) collectively, “Stockholder Approval #2”).
Our common stock is listed on the Nasdaq Capital Market under the symbol “XXII,” and we are subject to the Nasdaq listing standards and rules. Under Rule 5635(d) of the Nasdaq Stock Market, stockholder approval is required in connection with a transaction, other than a public offering, at a price below the Minimum Price (as defined under Nasdaq rules) involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. Section 3(b) of the Warrants dated July 20, 2023 could result in the potential issuance of more than 19.99% of our outstanding common stock at below the Minimum Price under Nasdaq rules without approval of our stockholders.
Use of Proceeds
The Company intends to use the net proceeds, if any, from any Warrant dated July 20, 2023 cash exercise for accelerating the consumer use data for VLN® among adult smokers, and accretive structural changes to streamline operations as the VLN® business achieves greater scale and general corporate purposes.
Possible Effects of the Proposal
If the stockholders do not approve this Proposal 2, then the exercise price of the Warrants dated July 20, 2023 will not change. However, the Company, as provided in the Securities Purchase Agreement No. 2 will also be obligated to incur additional management resources and expenses to call and hold a meeting every six months thereafter to seek such stockholder approval until the date Stockholder Approval #2 is obtained. Additionally, the failure to obtain Stockholder Approval #2 may discourage future

2023 PROXY STATEMENT | 9

investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings.
If the stockholders approve this Proposal 2, the Warrants dated July 20, 2023 could have a reduced exercise price upon a dilutive issuance, which could result in substantial dilution to our stockholders.

Our Board of Directors recommends that the stockholders vote “FOR” Proposal 2 to approve the price adjustment provisions in the Warrants dated July 20, 2023, pursuant to Rule 5635(d) of the Nasdaq Stock Market.

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PROPOSAL THREE: APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM THIRTY-THREE MILLION THREE HUNDRED THIRTY THREE THOUSAND AND THREE HUNDRED THIRTY FOUR (33,333,334) TO SIXTY-SIX MILLION, SIX HUNDRED SIXTY-SIX THOUSAND SIXTY HUNDRED SIXTY-SEVEN (66,666,667)
General
Under our Articles of Incorporation as amended (our “Articles of Incorporation”), the total number of shares of all classes of capital stock that we are authorized to issue is forty-three million three hundred thirty three thousand and three hundred thirty four (43,333,334), consisting of (i) thirty-three million three hundred thirty three thousand and three hundred thirty four (33,333,334) designated as common stock, $0.00001 par value per share, and (ii) ten million (10,000,000) designated as preferred stock, $0.00001 par value per share. Our Board of Directors has determined that it is advisable to increase (i) the authorized number of authorized shares from forty-three million three hundred thirty three thousand and three hundred thirty four (43,333,334) to seventy-six million, six hundred sixty-six thousand sixty hundred sixty-seven (76,666,667) and (2) the authorized number of shares of common stock from thirty-three million three hundred thirty three thousand and three hundred thirty four (33,333,334) to sixty-six million, six hundred sixty-six thousand sixty hundred sixty-seven (66,666,667) and recommends that our stockholders approve an amendment to our Articles of Incorporation to effect the proposed increases. The authorized number of shares of preferred stock will not change. The amendment to the Articles of Incorporation that you are being asked to approve pursuant to this Proposal No. 3 will be substantially in the form of Appendix A attached to this Proxy Statement.
Purpose of the Increase in Authorized Shares
As of August 15, 2023, we had thirty-three million three hundred thirty three thousand and three hundred thirty four (33,333,334) shares of common stock authorized, of which 21,078,656 shares were issued and outstanding. Of the remaining 12,254,678 authorized shares, 12,731,845 shares are reserved for issuance upon the exercise of issued and outstanding warrants, 320,383 shares are reserved for issuance upon the exercise of issued and outstanding equity option awards, 366,507 shares are reserved for unvested restricted stock units and 293,259 shares are reserved for future issuance under our stock incentive plan. In addition, the holders of 1,557,268 Warrants dated July 10, 2023 agreed not to exercise such warrants until after Stockholder Approval #1 is obtained. Accordingly, based on the foregoing, we do not have enough shares of common stock available for future issuance.
Our Board believes it is in the best interest of our Company to increase the number of authorized shares of our common stock to give us greater flexibility in considering and planning for future potential business needs, including to raise additional capital in connection with future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.
Furthermore, as a material condition to the Stock Purchase Agreement No. 1 and Stock Purchase Agreement No. 2 described in Proposals 1 and 2, respectively, the Company agreed to submit and recommend this proposal to its stockholders. Pursuant to the terms of the Stock Purchase Agreement No. 1 and Stock Purchase Agreement No. 2, if we do not obtain stockholder approval for this Proposal 3 and/or Proposals 1 and 2 at the Special Meeting, or any adjournment of the Special Meeting, we have agreed to call a meeting of stockholders every six months thereafter to seek stockholder approval until

2023 PROXY STATEMENT | 11

the necessary stockholder approval is obtained, which will result in additional management resources and expenses to the Company.
We have not proposed the increase in the number of authorized shares of common stock with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, but we could use the additional shares for such purpose.
Rights of Additional Authorized Shares
The proposed amendment to our Articles of Incorporation would not have any effect on the par value per share of our common stock. Our common stock is a single class, with equal voting, distribution, liquidation and other rights. The additional common stock to be authorized by the proposed amendment would have rights identical to our currently outstanding common stock. Should our Board issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of common stock solely by virtue of their ownership of shares of our common stock, and their percentage ownership of our then outstanding common stock could be reduced. The issuance of additional shares of common stock would have the effect of diluting existing stockholder earnings per share, book value per share and voting power.
Potential Adverse Effects
We have not proposed the increase in the number of authorized shares of common stock with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, but we could use the additional shares for such purpose. The proposed amendment, if effected, will increase the number of authorized but unissued shares of our common stock, and, subject to compliance with law and the listing rules of the Nasdaq Stock Market, our Board could issue, without further stockholder approval, the additional shares available as a result of such increase in one or more transactions that could make it more difficult for a party to effect a takeover or change in control of the Company that our Board does not support.
Risks of Not Approving This Proposal
If the stockholders do not approve this proposal, our ability to pursue opportunities in which shares of our common stock could be issued that our Board may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities and employee recruitment and retention purposes, as described above under the header, “Purpose of the Increase in Authorized Shares” would be negatively impacted.

Our Board of Directors recommends that the stockholders vote “FOR” Proposal 3 to increase the number of authorized shares of our common stock.

2023 PROXY STATEMENT | 12

PROPOSAL FOUR: THE ADJOURNMENT OF THE MEETING, IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1, 2 OR 3.
We are asking our stockholders to authorize us to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1, 2 or 3 described in this proxy statement at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.
If it is necessary or advisable to adjourn the Special Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Our Board of Directors recommends that the stockholders vote “FOR” Proposal 4, the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1, 2 or 3.

2023 PROXY STATEMENT | 13

BENEFICIAL OWNERSHIP
The following table sets forth information regarding the beneficial ownership of our common stock as of August 15, 2023, by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our current directors and executive officers, and (iii) all our current directors and executive officers as a group. To our knowledge, no person owns more than 5% of our common stock. Derivative securities exercisable or convertible into shares of our common stock within sixty (60) days of August 15, 2023 are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding securities but are not deemed outstanding for computing the percentage of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The address of named beneficial owners that are officers and/or directors of the Company is: c/o 22nd Century Group, Inc., 500 Seneca Street, Suite 507, Buffalo, New York 14204. The following table is based upon information supplied by officers and directors and information filed with the SEC.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)
Management and Directors:
John Miller (2)	52,894	*
R. Hugh Kinsman (3)	3,489	*
James A. Mish (4)	52,894	*
Nora B. Sullivan (5) (6)	59,914	*
Richard M. Sanders (6)	29,623	*
Michael Koganov (6)	11,959	*
Anthony Johnson (6)	6,121	*
Lucille Salhany (6)	1,841	*
Peter Ferola (7)	—	*
Andrew Arno	—	*
All directors, director nominees and executive officers as a group (10 persons) (2) - (7)	127,945	0.6%

(1)
Based on 21,078,656 shares of common stock issued and outstanding as of August 15, 2023.

(2)
Excludes 40,000 performance shares vesting provided that the Company’s tobacco business plan revenue objectives and other performance requirements are satisfied at such times.

(3)
18,380 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of August 15, 2023.

(4)
89,637 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of August 15, 2023.

(5)
Consists of (a) 49,914 shares of common stock held directly and (b) 10,000 shares of common stock issuable upon exercise of stock options.

(6)
8,557 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of August 15, 2023.

(7)
20,599 restricted stock units are not included in the number of beneficially owned shares because they do not vest within 60 days of August 15, 2023.

2023 PROXY STATEMENT | 14

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our amended and restated bylaws provide that, for matters to be properly brought before an Annual Meeting, business must be either (i) specified in the notice of Annual Meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the Annual Meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the Annual Meeting by a stockholder.
Stockholder proposals intended for inclusion in our proxy statement relating to the next Annual Meeting in 2024 must be received by us no later than December 27, 2023. Any such proposal must comply with Rule 14a 8 of Regulation 14A of the proxy rules of the SEC.
Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a 8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.
Stockholders may send communications to the Company’s directors as a group or individually, by writing to those individuals or the group: c/o the Chief Executive Officer of 22nd Century Group, Inc., 500 Seneca Street, Suite 507 Buffalo, New York 14204. The Chief Executive Officer will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that are frivolous in nature, relates to routine business matters or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 16, 2023
This proxy statement and our 2022 Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, are available at www.xxiicentury.com/investors/sec-filings. For directions to the Special Meeting, please contact Matt Kreps at (716) 270-1523 or through www.xxiicentury.com/contact.
OTHER MATTERS
The Board knows of no matter to be brought before the Special Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Special Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

2023 PROXY STATEMENT | 15

APPENDIX A
CERTIFICATE OF AMENDMENT

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: 22ND CENTURY GROUP, INC. Entity or Nevada Business Identification Number (NVID): E0607512005-3
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☒ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 12/15/2022

A-1

 FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) Time: Date: 08/04/2023 4.Effective Date andTime: (Optional)(must not be later than 90 days after the certificate is filed) 5.Information Being Changes to takes the following effect: Changed: (DomesticThe entity name has been amended.corporations only)The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6.Signature:(Required) X Signature of Officer or Authorized Signer Title X Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given toany class or series of outstanding shares, then the amendment must be approved by the vote, in addition tothe affirmative vote otherwise required, of the holders of shares representing a majority of the voting powerof each class or series affected by the amendment regardless to limitations or restrictions on the votingpower thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 12/15/2022 Article 4.1 is hereby amended and restated as follows: 4.1 Number of Authorized Shares: Par Value. The aggregate number of shares which the Corporation shall have authority to issue is seventy-six million, six hundred sixty-six thousand, six hundred sixty-six (76,666,667) shares, of which sixty-six million, six hundred sixty-six thousand, six hundred sixty-six (66,666,667) shares shall be designated as Common Stock, $0.00001 par value per share, and of which ten million (10,000,000) shall be designated as Preferred Stock, $0.00001 par value per share.

A-2

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O 22ND CENTURY GROUP, INC.P.O.BOX 1342BRENTWOOD, NY 11717Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 234567234567 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 10/15/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and special reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 10/15/2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAMETHE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # →SHARES 123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x PAGE 1OF2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals:ForAgainst Abstain1.To approve the price adjustment provisions in the Warrants dated July 10, 2023, pursuant to Rule 5635(d) of the Nasdaq Stock Market (Proposal 1).2.To approve the price adjustment provisions in the Warrants dated July 20, 2023, pursuant to Rule 5635(d) of the Nasdaq Stock Market (Proposal 2).0000003. To approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from thirty-three million, three hundred thirty-three thousand and three hundred thirty four (33,333,334) shares to sixty-six million, six hundred sixty-six thousand sixty hundred sixty-seven (66,666,667) (Proposal 3).0004.To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposals 1, 2 or 3.000NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate orInvestor Address Line 5John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateJOB #Signature (Joint Owners)DateSHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Special Report and Notice and Proxy Statement are available at www.proxyvote.com

22ND CENTURY GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
OCTOBER 16, 2023

The stockholder(s) hereby appoint(s) Jonathan Staffeldt and Peter Ferola or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of 22ND CENTURY GROUP, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Monday, October 16, 2023, to be held at [TBD], and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

Continued and to be signed on reverse side

0000606805_2 R1.0.0.6